INVESTOR UPDATE August 2016 Chapel Hill (Dallas, TX) Livingston Center (Livingston, NJ)

COMPANY SNAPSHOT

KITE REALTY GROUP TRUST	
Share Price	$28.03
Market Capitalization	$2.4bn
Enterprise Value	$4.1bn
Dividend Yield [1]	4.0%
Net Debt / EBITDA	6.9x
Moody's / S&P Ratings	Baa3 / BBB-



Las Vegas, NV
Dallas, TX
Indianapolis, IN
White Plains, NY
Raleigh, NC
Orlando, FL

Note: Cities referenced denote regional office locations.

PORTFOLIO SUMMARY

Number of Properties	121
Number of States	20
Total GLA (SF)	24mm
Total Retail Operating Leased	95.2%
Retail Operating Shop Leased	88.3%
Annualized Base Rent (Per SF) [2]	$15.27
Average Center Size (SF)	~200,000
Portfolio Demographics [3]	
Average Household Income	$81,000
Population	151,000

RETAIL PORTFOLIO PRODUCT BREAKDOWN

67% Of Assets Anchored With A Grocery



Hybrid (Power W/ Grocery), 54%
Power / Regional Center, 29%
Grocery Anchored, 13%
Other, 4%

Note: All data as of 06/30/16 unless otherwise noted.

1. Source: SNL; Dividend yield calculated as most recent dividend, annualized and expressed as a percent of the security price.
2. Annualized Base Rent ("ABR") referenced for the retail operating portfolio.
3. Demographic data for income pulled on a 3-mile radius, and population data based on a 5-mile radius. Source: STI: Popstats.

© 2016 Kite Realty Group

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© 2016 Kite Realty Group kiterealty.com Investor Update | 3 KITE’S STRATEGY FOCUSES ON THE “CORE” OF THE BUSINESS C ULTURE & PASSION • MANAGEMENT CONSISTENCY • INDUSTRY LEADING EFFICIENCY O PERATIONAL EXCELLENCE • HIGH-QUALITY PORTFOLIO • TOP-TIER FINANCIAL RESULTS R ESILIENT BALANCE SHEET • WELL STAGGERED MATURITIES • FREE CASH FLOW ~$50mm E XECUTION • STRONG REDEVELOPMENT, REPOSITION AND REPURPOSE (“3-R”) PLATFORM • PROVEN HISTORY OF EXECUTED DEALS Eddy Street Commons (South Bend, IN) EDDY STREET COMMONS (IN) CITY CENTER (NY)

© 2016 Kite Realty Group kiterealty.com Investor Update | 4 TOP-TIER OPERATING EFFICIENCY METRICS 4.5% 4.6% 5.5% 6.1% 6.8% 7.5% 7.8% 8.0% 8.7% 9.3% 10.3% FRT WRI KRG ROIC DDR BRX RPT RPAI KIM EQY REG G&A / Revenues (%) 75.8% 75.2% 74.0% 73.8% 72.9% 72.8% 71.1% 70.6% 70.2% 69.4% 68.3% ROIC BRX KRG EQY REG KIM RPAI DDR RPT WRI FRT NOI Margin (%) KRG consistently ranks in the top-tier across peers for efficiency Source: Data reflects Company filings for the trailing four quarters averaged for KRG, KIM, DDR, REG, RPAI, WRI, BRX, EQY, ROIC, RPT, FRT as of Q2’16. Reflects pro rata income statement figures.

© 2016 Kite Realty Group kiterealty.com Investor Update | 5 KITE CONSISTENTLY MAINTAINS TOP-TIER SSNOI GROWTH 4.9% 4.3% 4.0% 3.7% 3.5% 3.3% 3.3% 3.1% 2.9% 2.8% 2.8% 2.6% 1.9% ROIC AKR KRG EQY BRX REG WRI DDR RPT FRT RPAI KIM CDR QUARTERLY AVERAGE SSNOI GROWTH FROM Q2’14-Q2’16 (1) Peer average ~3.3% 1. Figures exclude redevelopments, when available, averaged on a quarterly basis from supplemental data for Q2’14-Q2’16.

© 2016 Kite Realty Group kiterealty.com Investor Update | 6 Midwest 16% Northeast 7% Mid- Central 20% West 13% Southeast 17% Florida 27% DIVERSE SOURCES OF HIGH-QUALITY REVENUE Top Tenants By ABR # Stores % ABR 1 Publix 18 3.1% 2 TJ Maxx 22 2.5% 3 PetSmart 20 2.3% 4 Bed Bath & Beyond 19 2.2% 5 Ross Dress For Less 18 2.1% 6 Lowe’s 5 1.9% 7 Office Depot / Max 18 1.9% 8 Dick’s Sporting Goods 9 1.7% 9 Ascena 36 1.6% 10 Michael’s 14 1.4% Total 179 20.7% H IG H -Q U A LI TY T EN A N T B A SE INVESTMENT GRADE RATED TOP TENANTS G EO G R A PH IC A LL Y D IV ER SE 2016 LEASE ACTIVITY EXAMPLES First In Florida: Gainesville Plaza (FL) ABR % BY REGION HIGH-QUALITY, DIVERSE REVENUE SOURCES IN TERMS OF TENANTS AND GEOGRAPHIES First Bath & Body Works, White Barn Candle Combo Store: University Town Center (Norman, OK)

© 2016 Kite Realty Group Investor Update | 7 INTERNET RESISTANT 55% SERVICES, ENTERTAINMENT 20% GROCERY, SPECIALTY STORES 19% RESTAURANTS 16% OMNI-CHANNEL 37% DISCOUNT RETAILERS 15% HOME IMPROVEMENT/GOODS 11% SOFT GOODS 7% SPORTING GOODS 4% NON-RESISTANT 8% ELECTRONICS / BOOKS 5% OFFICE SUPPLIES 3% NECESSITY DRIVEN AND INTERNET RESISTANT RETAILER BASE 1. Source: WSJ and ICSC – In-Store vs. Online. Note: Company data as of Q1’16. 78% of Consumers Prefer Shopping In-Store Internet Resistant, 55% Omni- channel, 37% Non- Resistant, 8% TENANT TYPE BREAKDOWN CONSUMER TRENDS (1) KITE’S PORTFOLIO IS WELL-EQUIPPED TO MANAGE EVOLVING CONSUMER PREFERENCES In-Store Online Consumer Purchase / Month 7.5 2.2 Time Spent 54 min. 38 min. Money Spent / Month $1,710 $247

© 2016 Kite Realty Group Investor Update | 8 Dallas, TX Owned GLA 126,755 ABR per SF $24.09 % Leased 92.5% PORTFOLIO OF HIGH-QUALITY, DIVERSE ASSETS DELRAY MARKETPLACE CHAPEL HILL RIVERS EDGE CENTENNIAL CENTER Delray, FL Owned GLA 260,094 ABR per SF $25.16 % Leased 96.7% Indianapolis, IN Owned GLA 149,209 ABR per SF $20.21 % Leased 100.0% Las Vegas, NV Owned GLA 334,705 ABR per SF $22.79 % Leased 93.7%

IN-PROCESS REDEVELOPMENT & 3-R PLATFORM

REDEVELOPMENT PIPELINE: THE 3-R'S

- Redevelop: substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- Repurpose: substantial alterations including changing the product-type
- Reposition: less substantial asset enhancements, generally $5mm or less

Average 3-R Return: 9-11%



Redevelopment
60%
Reposition
22%
Repurpose
18%

IN-PROCESS 3-R'S

- In-process projects of ~$43.5mm
- Major Redevelopment:
  - City Center
- Optimizing Existing Vacancies / Right-sizing:
  - Bolton Plaza Phase II
  - Northdale Promenade
  - Hitchcock Plaza
  - Shops at Moore
  - Tarpon Bay Plaza
- Outparcel Opportunities:
  - Portofino Phase I
  - Castleton Crossing


City Center (NY)


Portofino Phase I (TX)

© 2016 Kite Realty Group

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© 2016 Kite Realty Group kiterealty.com Investor Update | 10 RESILIENT BALANCE SHEET  Moody’s / S&P Ratings: Baa3 / BBB-  Fixed Charge Coverage: 3.7x  Net Debt / Adjusted EBITDA: 6.9x  Secured Debt / Undepreciated Total Assets: 19.3%  Unencumbered Assets / Total Assets: 59.7% Data is as of Q2’16 pro forma for the following transactions that were complete subsequent to quarter end: ~$70mm in CMBS debt payoffs, recast $500mm Revolver Credit Facility, new $200mm 5-year Term Loan, $200mm pay down of existing $400mm Term Loan maturing in 2020.

© 2016 Kite Realty Group kiterealty.com Investor Update | 11 17 64 46 171 215 215 12 71 200 200 200 95 155 0 50 100 150 200 250 300 350 400 450 500 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Secured Mortgage Debt Secured Construction Loan Unsecured Line of Credit Unsecured Term Loan Unsecured Private Placement ($mm) 76 WELL-STAGGERED DEBT MATURITY PROFILE 1. Data is as of Q2’16 with pro forma adjustments. Chart excludes annual principal payments and net premiums on fixed rate debt. Pro forma adjustments include: Term Loan & Revolver Recast – completed in July, Delray Refinance – completed in July, Pay-offs for Pine Ridge, Riverchase, & Traders Point – completed in July and August. PRO FORMA SCHEDULE OF DEBT MATURITIES (1)

© 2016 Kite Realty Group kiterealty.com Investor Update | 12 FORWARD-LOOKING STATEMENTS This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to oil and energy prices remaining relatively low in 2016; financing risks, including the availability of and costs associated with sources of liquidity; our ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition, development and joint venture risks; property ownership and management risks; our ability to maintain our status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property we own; risks related to the geographical concentration of our properties in Florida, Texas, and Indiana; insurance costs and coverage; risks related to cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in our Annual Report on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission (the “SEC”) or in other documents that we publicly disseminate. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER NON-GAAP FINANCIAL MEASURES Funds from Operations Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge in 2016, transaction costs in 2016 and 2015 and a gain on settlement in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

© 2016 Kite Realty Group kiterealty.com Investor Update | 13 Adjusted Funds from Operations Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. Net Operating Income Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance. The Company’s computation of NOI may differ from the methodology for calculating NOI used by other REITs, and therefore, may not be comparable to such other REITs. DISCLAIMER Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA) We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) severance charge, (iii) transaction costs, (iv) other income and expense and (v) noncontrolling interest EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA, as calculated by us, are not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

© 2016 Kite Realty Group kiterealty.com Investor Update | 14 DISCLAIMER For more information on the foregoing non-GAAP financial measures and reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the quarter ended June 30, 2016, please see the Company’s Quarterly Financial Supplement for the quarter ended June 30, 2016, which is available on the Company’s website at http://ir.kiterealty.com/QuarterlyResults. For reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the year ended December 31, 2015, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission and is available on the Company’s website at http://ir.kiterealty.com/Docs.

APPENDIX – FFO

($ in thousands, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Funds From Operations				
Consolidated net (loss) income	$ (1,496)	$ 7,235	$ 477	$ 15,096
Less: cash dividends on preferred shares	—	(2,114)	—	(4,228)
Less: net income attributable to noncontrolling interests in properties	(461)	(414)	(922)	(1,001)
Less: gains on sales of operating properties	(194)	—	(194)	(3,363)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	43,545	41,132	85,599	81,425
Funds From Operations of the Kite Portfolio[1]	41,394	45,839	84,960	87,929
Less: Limited Partners' interests in Funds From Operations	(809)	(924)	(1,790)	(1,731)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$ 40,585	$ 44,915	$ 83,170	$ 86,198
FFO per share of the Operating Partnership - basic	$ 0.49	$ 0.54	$ 1.00	$ 1.03
FFO per share of the Operating Partnership - diluted	$ 0.48	$ 0.54	$ 0.99	$ 1.03
Funds From Operations of the Kite Portfolio[1]	$ 41,394	$ 45,839	$ 84,960	$ 87,929
Less: gain on settlement	—	(4,520)	—	(4,520)
Add: transaction costs	2,771	302	2,771	461
Add: severance charge	—	—	500	—
Funds From Operations of the Kite Portfolio, as adjusted	$ 44,165	$ 41,621	$ 88,231	$ 83,870
FFO per share of the Operating Partnership, as adjusted - basic	$ 0.52	$ 0.49	$ 1.03	$ 0.98
FFO per share of the Operating Partnership, as adjusted - diluted	$ 0.52	$ 0.49	$ 1.03	$ 0.98
Weighted average Common Shares outstanding - basic	83,375,765	83,506,078	83,362,136	83,519,013
Weighted average Common Shares outstanding - diluted	83,475,474	83,803,879	83,460,521	83,818,890
Weighted average Common Shares and Units outstanding - basic	85,320,923	85,231,284	85,295,968	85,202,110
Weighted average Common Shares and Units outstanding - diluted	85,420,633	85,529,084	85,394,353	85,501,987
Funds From Operations per share				
Consolidated net (loss) income	$ (0.02)	$ 0.08	$ 0.01	$ 0.18
Less: cash dividends on preferred shares	—	(0.02)	—	(0.05)
Less: net income attributable to noncontrolling interests in properties	(0.01)	—	(0.01)	(0.01)
Less: gains on sales of operating properties	—	—	—	(0.04)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.51	0.48	1.00	0.95
Funds From Operations of the Kite Portfolio per share[1]	$ 0.48	$ 0.54	$ 1.00	$ 1.03
Funds From Operations of the Kite Portfolio per share[1]	$ 0.48	$ 0.54	$ 1.00	$ 1.03
Less: gain on settlement	—	(0.05)	—	(0.05)
Add: transaction costs	0.04	—	0.03	—
Add: severance charge	—	—	—	—
Funds From Operations of the Kite Portfolio per share, as adjusted	$ 0.52	$ 0.49	$ 1.03	$ 0.98

1. "Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership's real estate properties and construction and service subsidiaries in which the Company owns an interest. "Funds From Operations attributable to Kite Realty Group Trust common shareholders" reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

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APPENDIX – SAME PROPERTY NOI

($ in thousands)						
	Three Months Ended June 30,			Six Months Ended June 30,		
	2016	2015	% Change	2016	2015	% Change
Number of properties for the quarter[1]	102	102				
Leased percentage	95.3 %	95.4 %		95.3 %	95.4 %	
Economic Occupancy percentage[2]	94.0 %	93.8 %		94.0 %	93.8 %	
Minimum rent	$ 54,827	$ 53,982		$ 109,178	$ 107,327	
Tenant recoveries	14,557	14,488		29,892	30,107	
Other income	238	295		563	569	
	69,622	68,765		139,633	138,003	
Property operating expenses	(8,245)	(9,006)		(16,763)	(18,821)	
Real estate taxes	(8,917)	(8,613)		(18,186)	(17,534)	
	(17,162)	(17,619)		(34,949)	(36,355)	
Net operating income - same properties[3]	$ 52,460	$ 51,146	2.6%	$ 104,684	$ 101,648	3.0%
Net operating income - same properties excluding the impact of the 3-R initiative[5]			3.6%			
Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:						
Net operating income - same properties	$ 52,460	$ 51,146		$ 104,684	$ 101,648	
Net operating income - non-same activity[4]	13,266	11,033		26,266	24,614	
Other expense, net	(448)	(203)		(842)	(254)	
General, administrative and other	(4,856)	(4,566)		(10,147)	(9,572)	
Transaction costs	(2,771)	(302)		(2,771)	(461)	
Depreciation expense	(43,841)	(41,212)		(86,082)	(81,648)	
Interest expense	(15,500)	(13,181)		(30,825)	(27,114)	
Gain on settlement	—	4,520		—	4,520	
Gains on sales of operating properties	194	—		194	3,363	
Net income attributable to noncontrolling interests	(399)	(508)		(971)	(1,191)	
Dividends on preferred shares	—	(2,114)		—	(4,228)	
Net income attributable to common shareholders	$ (1,895)	$ 4,613		$ (494)	$ 9,677	

1. Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2. Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.
3. Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.
4. Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool.
5. See pages 26 and 27 of the Company's Q2 2016 supplemental for further detail of the properties included in the 3-R initiative.

© 2016 Kite Realty Group
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